EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 8, 2009 TO THE PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2009, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding EQ/Franklin Core Balanced Portfolio

With respect to the EQ/Franklin Core Balanced Portfolio (“Portfolio”), the following language is added following the sixth paragraph of the “Investment Strategy” section:

In connection with the purchase of certain asset-backed securities and commercial mortgage-backed securities in the Active Allocated Portion (“TALF ABS”), the Portfolio may borrow from the Federal Reserve Bank of New York (“NY Fed”) under its Term Asset-Backed Securities Loan Facility (“TALF”). Pursuant to the TALF Program, the Portfolio may receive one or more three- to five-year term non-recourse loans to purchase TALF ABS in return for the payment of a haircut amount (usually 5-15% of the loan amount) and a pledge of the TALF ABS.

Because the Portfolio may borrow money from the NY Fed under the TALF Program, the Portfolio may engage in leverage by gaining exposure to a TALF ABS through the payment of a relatively small haircut amount and borrowing the remainder of the purchase price. Such borrowings may exaggerate the effect of any increase or decrease in the value of the TALF ABS on the Portfolio’s net asset value and will subject the Portfolio to interest and other costs (including administrative fees) associated with the TALF Program. However, such borrowings are non-recourse to the Portfolio, which should limit some of the risks of the leverage.

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With respect to the Active Allocated Portion of the Portfolio, Alex Peters, CFA and Matt Quinlan are added to the team of professionals managing the Portfolio.

Alex Peters, CFA, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 1992 as a portfolio manager. Mr. Peters is also a member of the Core/Hybrid team of Franklin Investments.

Matt Quinlan, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 2005 as a portfolio manager. Prior thereto, he worked in investment banking at Citigroup. Mr. Quinlan is also a member of the Core/Hybrid team.